Exhibit 10. 62

AMENDMENT AND WAIVER NO. 8 TO

CREDIT AGREEMENT

This Amendment and Waiver No. 8 to Credit Agreement (this “Amendment”), dated effective as of March 10, 2026 (the “Effective Date”), by and among (i) GOODLAND ADVANCED FUELS, INC., a Delaware corporation and AEMETIS CARBON CAPTURE, INC. (each, a “Borrower”) and (ii) THIRD EYE CAPITAL CORPORATION, an Ontario corporation (the “Agent”), as agent for MBI/TEC PRIVATE DEBT OPPORTUNITIES FUND II, L.P. (the “Lender”), and is acknowledged and agreed by the Guarantors listed on the signature page hereto (“Guarantors” and together with the Borrowers, the “Obligors”).

RECITALS

A.

The Borrowers, Guarantors, Agent and Lender entered into the Amended and Restated Credit Agreement dated March 2, 2022 (as the same may be amended, restated, supplemented, revised or replaced from time to time, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B.

The Borrowers have failed to abide by certain of the financial covenants required pursuant to Section 5.2(n)(i)(A) of the Agreement, and the Borrowers have failed to make payments of interest and principal due on the applicable Interest Payment Dates indicated below and upon the Carbon Revolving Line Maturity Date. The Borrowers have therefore requested, and the Agent, on behalf of the Lender, has agreed to a waiver on the terms and conditions contained herein, including an extension of the existing Carbon Revolving Line Maturity Date.

AGREEMENT

SECTION 1.     Reaffirmation of Indebtedness.  The Borrower hereby confirms that as of February 28, 2026, the outstanding Indebtedness owing under the Fuels Revolving Line was $51,402,346 and the outstanding Indebtedness owing under the Carbon Revolving Line was $30,510,569.

SECTION 2.     Carbon Revolving Line.

Section 1.1 is amended by deleting the definitions of “Carbon Revolving Line Maturity Date” and “Interest Rate” and replacing each with the following:

“Carbon Revolving Line Maturity Date” means the date upon which the Agent makes DEMAND for the repayment of all Loan Indebtedness and other obligations owing under the Carbon Revolving Line, in its sole and absolute discretion.

“Interest Rate” means (a) with respect to the Revolving Advances made under the Fuels Revolving Line, a rate of interest per annum equal to the greater of (i) Prime Rate plus 11.00% and (ii) fifteen percent (15.00%), and (b) with respect to the Revolving Advances made under the Carbon Revolving Line, a rate of interest per annum equal to the greater of (i) Prime Rate plus 9.00% and (ii) thirteen percent (13.00%).

SECTION 3.     Interest and Fees Waiver.

A.  The Borrowers failed to, or will fail to, pay Annual Fees, the GAFI Standby Fee, the ACCI Standby Fee and interest under both Revolving Lines at the applicable Interest Rate as required by Section 2.4 of the Agreement with respect to the Interest Payment Dates of April 1, 2025 to and including April 1, 2026, which non-compliance would, but for this waiver, constitute an Event of Default (the "Payment Violations").

B.   Subject to the terms of this Amendment, the Agent waives each of the Payment Violations, provided that the Borrowers acknowledge that all such arrears shall accrue and be payable on the earlier of: (i) the date of any sale of any Inflation Reduction Tax (IRA) tax credits (Investment or Production Tax Credits), and (ii) the Fuels Revolving Line Maturity Date or the Carbon Revolving Line Maturity Date, as applicable, and that the Borrowers will otherwise adhere to the strict terms of the Agreement going forward.

SECTION 4.     Standby Promissory Note Waiver.

A.  The Borrowers failed to, or will fail to, pay the Standby Fee required by Section 5 of the special Promissory Note dated March 12, 2025 (“Special Prom Note”) with Third Eye Capital Corporation, as Lender, with respect to the months of March, 2025 to and including March, 2026, which non-compliance would, but for this waiver, constitute an Event of Default (the "Prom Note Violations").

B.   Subject to the terms of this Amendment, the Agent waives each of the Prom Note Violations, provided that the Borrowers acknowledge that, notwithstanding the maturity of the Special Prom Note on April 1, 2026, all such arrears shall accrue and be payable on the date of any sale of any Inflation Reduction Tax (IRA) tax credits (Investment or Production Tax Credits).

SECTION 5.     Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date subject to satisfaction of the following conditions:

(A)    Agent shall have received this Amendment duly executed by the parties hereto.

(B)    Each Obligor shall have performed and complied with all of the covenants and conditions required by this Amendment and the Credit Documents, to be performed and complied with by it.

(C)    The Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as the Agent may reasonably request.

Each Obligor acknowledges and agrees that the failure to perform, or to cause the performance of, the covenants and agreements in this Amendment will constitute an Event of Default under the Agreement and Agent and Lender shall have the right to demand the immediate repayment in full in cash of all outstanding Loan Indebtedness owing under the Agreement and the other Credit Documents.  In consideration of the foregoing and the transactions contemplated by this Amendment, the Obligors hereby: (i) ratify and confirm all of the obligations and liabilities of the Borrowers owing pursuant to the Agreement and the other Credit Documents, and (ii) agree to pay all costs, fees and expenses of Agent and the Lender in connection with this Amendment.

SECTION 6.     Agreement in Full Force and Effect as Amended.  Except as specifically amended or waived hereby, the Agreement and other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Credit Document or any right, power or remedy of Agent or Lender thereunder, nor constitute a waiver of any provision of the Agreement or any other Credit Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the execution date of this Amendment or as a result of performance hereunder or thereunder.  This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent or Lender whether under the Agreement, the other Credit Documents, at law or otherwise.  All references to the Agreement shall be deemed to mean the Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Credit Documents, but rather shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Agreement and Credit Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Credit Documents to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 7.     Representations of Obligors.  Each Obligor hereby represents and warrants to Agent and Lender as of the execution date of this Amendment as follows:  (A) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (B) the execution, delivery and performance by it of this Amendment and all other Credit Documents executed and delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Credit Documents executed and delivered in connection herewith by or against it; (D) this Amendment and all other Credit Documents executed and delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Credit Documents executed and delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) it is not in default under the Agreement or any other Credit Documents and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Agreement and the other Credit Documents are true and correct in all material respects as of the execution date of this Amendment as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 8. Miscellaneous.

(A)       This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa.  The use of the word “including” in this Amendment shall be by way of example rather than by limitation.  The use of the words “and” or “or” shall not be inclusive or exclusive.

(B)       This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the Obligors and Agent.  This Amendment shall be considered part of the Agreement and shall be a Credit Document for all purposes under the Agreement and other Credit Documents.

(C)       This Amendment, the Agreement and the Credit Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto.  There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D)       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

(E)       No Obligor may assign, delegate or transfer this Amendment or any of their rights or obligations hereunder.  No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of the Obligors.  Nothing contained in this Amendment shall be construed as a delegation to Agent or Lender of the Obligors’ duty of performance, including any duties under any account or contract in which Agent or Lender have a security interest or lien.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

(F)        All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Lender shall affect such representations or warranties or the right of Agent or Lender to rely upon them.

(G)       THE OBLIGORS ACKNOWLEDGE THAT SUCH PERSON’S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE LOAN INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY NOTEHOLDER.  THE OBLIGORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH NOTEHOLDER AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER CREDIT DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

{Signatures appear on following pages}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

BORROWERS:

GOODLAND ADVANCED FUELS, INC.

AEMETIS CARBON CAPTURE, INC.

By:    /s/
Name:  Eric A. McAfee
Title:    Chief Executive Officer

Acknowledged and agreed by the Guarantors:

AEMETIS, INC.

AEMETIS ADVANCED PRODUCTS KEYES, INC.

AEMETIS ADVANCED FUELS KEYES, INC.

AEMETIS PROPERTY KEYES, INC.

AEMETIS RIVERBANK, INC.

AEMETIS PROPERTIES RIVERBANK, INC.

AEMETIS ADVANCED PRODUCTS RIVERBANK, INC.

AEMETIS HEALTH PRODUCTS, INC.

AEMETIS INTERNATIONAL, INC.

AEMETIS TECHNOLOGIES, INC.

AE ADVANCED FUELS, INC.

AEMETIS BIOFUELS, INC.

AEMETIS AMERICAS, INC.

AEMETIS ADVANCED FUELS, INC.

AEMETIS FACILITY KEYES, INC.

ENERGY ENZYMES, INC.

AE BIOFUELS, INC.

AEMETIS ADVANCED BIOREFINERY KEYES, INC.

By:       /s/
Name:  Eric A. McAfee
Title:    Chief Executive Officer

AGENT:

THIRD EYE CAPITAL CORPORATION

By:     /s/
Name:  Arif N. Bhalwani
Title:   Managing Director